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                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                       SUPPLEMENT DATED OCTOBER 2, 2006
                                    TO THE
                 PROSPECTUS DATED MAY 1, 2006, AS SUPPLEMENTED

This supplement updates certain information in the prospectuses for the above group variable universal life insurance policies, as periodically supplemented. You should read and retain this supplement.

The following is added to the SALES OF CERTIFICATES section:

ADDITIONAL COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

We enter into arrangements with a variety of agents, brokers, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale of MetLife products (each an "Intermediary"). If you purchase a MetLife product through an Intermediary, we may pay the Intermediary base commission and other forms of compensation for the sale and renewal of MetLife products and fees for the administration and service of MetLife products, or remit compensation to the Intermediary on your behalf, if you are a plan sponsor. As recognized by the National Association of Insurance Commissioners in its Producer Licensing Model Act, compensation may include payments, commissions, fees awards, overrides, bonuses, contingent commissions, loans, gifts, prizes, stock options or any other form of valuable consideration. Additionally, we may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements). The prospect of receiving, or the receipt of, additional compensation as described above may provide Intermediaries with an incentive to favor sales of MetLife products.

If you would like further information, ask your Intermediary or a MetLife representative for specific details concerning your Intermediary's compensation arrangement with MetLife.